Exhibit 10.22

SECOND AMENDMENT

TO THE

EXCLUSIVE MANUFACTURING, SUPPLY AND DISTRIBUTION AGREEMENT

This Second Amendment to the Exclusive Manufacturing, Supply and Distribution Agreement dated August 23rd, 2010 as amended on September 6th, 2012 by and between Baxter Healthcare Corporation having a place of business at One Baxter Way, Westlake Village, California 91361 (hereinafter “Baxter”) and Kamada Ltd., having a place of business at Science Park, Kiryat Weizmann, 7 Sapir St., Ness-Ziona, 74036, Israel (hereinafter “Kamada”) (the "Agreement") is entered into as of this 14th day of May, 2013 (the "Effective Date"). Baxter and Kamada shall collectively be referred to as the “Parties”.

RECITALS

WHEREAS, the Parties desire to enter into a second amendment to the Agreement in order to amend the Minimum Purchase Levels and the 3rd Milestone as set under the Agreement, as elaborated hereunder (hereinafter the "Second Amendment").

Now therefore, it is hereby agreed as follows:

1.	Section 4.5 of the Agreement shall be replaced with the following paragraph:

4.5 Post-2016 Forecasting. Baxter shall notify Kamada in writing, no later than [*****] with respect to its expectations for the continued supply of Product by Kamada, for calendar years 2017 and beyond.

2.	Section 6.4(a) of the Agreement shall be replaced with the following paragraph:

6.4	Minimum Purchase Levels.

(a)      During each calendar year following the Effective Date (each a “Minimum Period”), for a period terminating on December 31, 2016 (the “Minimums Term”), Baxter shall be obligated to purchase minimum volumes (the “Minimum Purchase Levels”) of the Product as follows:

Minimum Period (Calendar Year)	Minimum Purchase Levels (50 mL vials)
2010	[*****]
2011	[*****]
2012	[*****]
2013	[*****]
2014	[*****]
2015	[*****]
2016	[*****]

[*****] Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Second Amendment to the Exclusive Manufacturing, Supply and Distribution Agreement	Page 1

3.	In consideration of [*****] and for the [*****], the Parties agree that the [*****] pursuant to the [*****] is hereby amended to [*****].

4.	The term “Production Capacity” in Section 1.77 is hereby amended by extending the period to include 2016, during which, Kamada shall allocate [*****] 50 mL vials of Product per month for delivery to Baxter.

5.	All provisions of the Agreement which are not expressly amended by the terms of this Second Amendment shall remain in effect and without change.

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be executed by their duly authorized representatives.

BAXTER HEALTHCARE CORPORATION		KAMADA LTD.

By:	/s/ Ludwig Hantson	By:	/s/ David Tsur
Name:	Ludwig Hantson	Name:	David Tsur
Title:		Title:	Chief Executive Officer
Date:		Date:	14/5/13

		By:	/s/ Gil Efron
		Name:	Gil Efron
		Title:	Chief Financial Officer
		Date:	14/5/13

[*****] Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Second Amendment to the Exclusive Manufacturing, Supply and Distribution Agreement	Page 2